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                                                                    EXHIBIT 99.1


          CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Cabot Corporation (the "Company") on Form 10-K for the year ended September 30, 2002 (the "Report") as filed with the Securities and Exchange Commission on the date hereof each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                /s/ Kennett F. Burnes
                                                --------------------------------
                                                Kennett F. Burnes
                                                Chairman of the Board, President
                                                and Chief Executive Officer
                                                December 23, 2002



                                                /s/ John A. Shaw
                                                --------------------------------
                                                John A. Shaw
                                                Executive Vice President and
                                                Chief Financial Officer
                                                December 23, 2002